EXHIBIT 99.1

Custom Packaging Group

HERSHEY'S
Breakfast
FREE
Spritzers

Recovered Fiber Group

Caraustar

InnerFreez
Frozen Entree
InnerFreez
InnerFreez
InnerFreez

Mill Group

Industrial & Consumer Products Group

DAP

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Deutsche Bank

Global High Yield Conference

Scottsdale, Arizona

October 8, 2003

Forward-Looking Statements

The following information contains forward-looking statements. Forward-looking statements include statements regarding our goals, beliefs, plans, estimates, outlook or current expectations about future events, taking into account the information currently available to our management. Forward-looking statements are not statements of historical fact. For example, when we use words such as “believe,” “anticipate,” “expect,” “estimate,” “assume,” “intend,” “should,” “would,” “could,” or “may,” or other words, expressions, charts or graphs that address future events or outcomes, we are making forward-looking statements.

Our forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of durable and nondurable goods, the degree and nature of competition, demand for our products, the degree of success achieved by our new product initiatives, changes in government regulations, our ability to complete and successfully integrate the operations of acquired businesses and our ability to service our substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the Securities and Exchange Commission, which are available from the company. With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. We do not undertake any obligation to update our forward-looking statements.

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Who is Caraustar?

CARAUSTAR

Carolina Paperboard	Austell Boxboard	Star Paper Tube
(1938)	(1948)	(1958)

IPO: October 8, 1992 (NASDAQ: CSAR)

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Caraustar

Who is Caraustar?

CARAUSTAR

Carolina	Austell	Star
Paperboard	Boxboard	Paper Tube

(1938)	(1948)	(1958)

IPO: October 8, 1992 (NASDAQ: CSAR)

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Who is Caraustar?

The largest U.S. recycled boxboard producer

♦	Estimated 2003 capacities(1)

Rank	Company	Tube & Core Stock	Gypsum Facings	CCN & Other		Capacity	Market Share
1	Caraustar Industries	400	380	640		1,420	21%
2	Rock-Tenn		75	735		810	12%
3	Sonoco Products	700				700	10%
4	Newark Group	100		580	*	680	10%
5	Smurfit-Stone			640		640	9%
6	U.S. Gypsum		550			550	8%
7	Graphic Packaging			355		355	5%
8	National Gypsum		280			280	4%
8	Georgia Pacific		240			240	3%
10	Simkins Industries			200		200	3%
	Others	180	150	700		1,030	15%

	Total U.S. Capacity	1380	1,675	3,850		6,905	100%

*+	~100 tons of O.S. @ New Mill
(1)	Source: American Forest and Paper Association, Bank of America and UBS Warburg <670m tons or <8.8% w/New Newark Mill <570m tons or <7.5%

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Who is Caraustar?

(Caraustar 2002 tonnage and demand drivers)

#2 Tubes, Cores and Composite Cans
280,000 tons
25%
ICPG

- Construction 17%
- Industrial Production 75%
- Consumer Nondurable Consumption 8%

#1 Gypsum Facing Paper
178,000 tons
16%
Mill Group

- Commercial Construction 20%
- Repair and Remodeling 40%
- Single and Multifamily Construction 40%

#3 Folding Cartons
462,000 tons
40%
CPG

- Consumer Nondurable Consumption 86%
- Industrial Production 14%

#3 Other Specialty
214,000 tons
19%
Mill Group

- Consumer Durable Goods 12%
- Consumer Nondurable Consumption 88%

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Caraustar

Who is Caraustar?

Leadership positions in each of the four principal

recycled paperboard product markets

(Caraustar 2002 tonnage and demand drivers)

#2 Tubes, Cores and Composite Cans			#1 Gypsum Facing Paper			#3 Folding Cartons		#3 Other Specialty

280,000 tons 25% ICPG			178,000 tons 16% Mill Group			462,000 tons 40% CPG		214,000 tons 19% Mill Group
		Construction			Commercial		Consumer		Consumer
	Industrial	17%			Construction		Nondurable		Durable Goods
	Production			Repair and	20%		Consumption		12%
	75%			Remodeling		Industrial	86%	Consumer
Consumer			Single and	40%		Production		Nondurable
Nondurable			Multifamily			14%		Consumption
Consumption			Construction					88%
8%			40%

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Who is Caraustar?

Four Operating Groups:

♦	Recovered Fiber Group

♦	Mill Group

♦	Industrial & Consumer Products Group

♦	Custom Packaging Group

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Business and Industry Update

Industry Overview

♦	Market conditions and overcapacity continue to hurt the recycled boxboard industry; however, we have demonstrated an ability to increase our market share, reduce costs and generate cash in this environment.

♦	Second quarter ’03 was slower for Caraustar in most segments vs. Q1 ’03

♦	Slight improvement in mill selling prices year-over-year offset by fiber cost increases; energy has eased vs. Q1 ’03. On the converting side, lack of domestic demand for packaging and a slowly recovering industrial economy have led to continued softness in volumes, particularly in the folding carton market.

♦	Most analysts continue to project that industrial output of nondurable goods will recover slowly but steadily in the second half of 2003.

♦	During the last five years, 1,500,000 tons of capacity have been removed from the industry.

♦	We have accounted for 375,000 tons; 5 mills have been shut down and another recently idled (Rittman)

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Business and Industry Update

Boxboard Shipments (tons in thousands)

	Full Year 2002 vs. 2001				First Half 2003 vs. 2002
	Caraustar*			Industry % Change	Caraustar	Caraustar % Change	Industry % Change
	2001	2002	% Change
	(000) tons				(000) tons
Recycled Folding	409.8	462.2	12.7%	-0.7%	220.5	2.9%	-2.1%
Tube Can & Drum	246.2	279.6	13.6%	3.2%	169.2	35.4%	3.1%
Gypsum Facings**	178.8	178.1	0.0%	-6.8%	88.0	-0.3%	5.5%
Other Specialty	207.9	214.6	3.2%	-6.3%	112.2	-1.4%	3.6%
Total	1042.7	1134.5	8.8%	-2.3%	589.9	9.0%	1.4%

*	Includes outside purchases
**	Includes gypsum facing volume from our 50% owned PBL joint venture

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Business and Industry Update

Mill Capacity Utilization

- Caraustar typically maintains higher utilization rates than industry averages

100%
98%
96%
94%
92%
90%
88%
86%
84%
82%
80%
99.0%
95.6%
99.5%
94.5%
98.4%
93.0%
99.0%
95.3%
95.0%
92.9%
95.8%
95.5%
90.1%
89.7%
85.0%
83.5%
88.1%
82.2%
89.4%
90.7%
92.7%
1994
1995
1996
1997
1998
1999
2000
2001
2002
Q2 2003
Caraustar
Industry
Excludes closed or idled machines

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Source: American Forest and Paper Association.

Caraustar

Business and Industry Update

Mill Capacity Utilization

♦	Caraustar typically maintains higher utilization rates than industry averages

[GRAPHIC]

Source: American Forest and Paper Association.

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Business and Industry Update

Company Overview – Where We are Now

♦	New products in strong markets taking off

♦	New gypsum technology gaining market acceptance

♦	Integrating acquisitions and consolidating operations

♦	Q4 2002 restructuring and business initiatives for 2003 will provide a springboard for Caraustar into an anticipated economic recovery

♦	Balance of 2003 likely to reflect continued transition to a leaner, more focused Caraustar

♦	Management understands that restructuring/business initiatives must translate into improved financial results

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Profit Improvement Initiatives

Smurfit Acquisition Status

♦	Funded $80 million purchase price with $38 million revolver draw (repaid in November), $31 million of cash on hand and $11 million in operating lease facility; also infused $15.3 million in working capital in Q4 as Caraustar did not purchase accounts receivable

♦	Caraustar has achieved its stated objective of internalizing the uncoated paperboard that Smurfit bought on the outside; we have also closed 8 tube and core plants as of 8/30/03

♦	Estimated annual run rate of synergies achieved:

♦	Mills – $ 3.0 million

♦	Converting – $ 5.0 million

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Profit Improvement Initiatives

Recent Operating Results – 2003

	YTD	YTD
	June 30, 2002	June 30, 2003
($ in millions)
Tons sold* (in thousands)	479	525
Sales	$448.0	$499.7
Gross Profit	$87.6	$89.3	+$ 7.2 million***
SG&A Expenses	$70.4	$88.8	– $ 6.5 million***
EBITDA**	$52.6	$17.8	+ $15.8 million***
Capital Expenditures	$10.7	$10.8
Gross Profit Margin	19.6%	17.9%	+1.4%***
EBITDA Margin**	11.7%	3.6%	+3.1%***

*	Includes PBL Gypsum volume.

**	As defined by Caraustar’s Senior Credit Facility dated June 24, 2003. See Appendix for information regarding non-GAAP financial measures.

***	As discussed in the conference presentation, these amounts represent the effect of restructuring, transition activities and other items on the reported amounts.

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Profit Improvement Initiatives

Restructuring/Transition

				Estimated	Estimated
$MM (Pre-tax)	One–Time Estimated Cost			Ongoing Annual	Status
	Cash	Non-Cash	Total	Cash Benefit	at 6/30/03
Restructuring
• Halifax Closure – Q4 ‘02	(0.4)	(3.0)	(3.4)	1.0	0.5
• Ashland Carton – Q4 ‘02	(1.2)	(1.3)	(2.5)	3.8	0.4
– Q2 ‘03	(2.0)	(1.6)	(3.6)
• Carolina Converting, Inc. – Q4 ‘02	(3.6)	(2.4)	(6.0)	3.6	0.2
• Buffalo Closure – Q1 ‘03	(0.8)	(3.5)	(4.3)	3.5	1.1

Totals	(8.0)	(11.8)	(19.8)	11.9	2.2

Transitional
• Eight Tube & Core Facilities	(4.1)	0.1	(4.2)	5.0	2.5
• Rittman #2 Paper Machine (Idle)	(1.1)	(1.3)	(2.4)	5.0	0.7

Totals	(5.2)	(1.2)	(6.6)	10.0	3.2

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Base Business

Joint Ventures:

Standard Gypsum (Wallboard)

	2002	2003 *
	vs. 2001	vs. 2002
• Volume	+ 70 MM Sq. ft.	+ 21 MM Sq. ft.
• Board Price/msf	+ $25/msf	– $1.5/msf
• Operating Inc.	+ $ 16.8 MM	– $5.6 MM

Premier Boxboard Limited (Gypsum Facings)

2003
vs. 2002
• Volume	+ 26,000 Tons
• Sales Price	+ $12/Ton
• Operating Inc.	+ $11.3 MM**

*	Actual through 8/31/03 plus forecast for remainder of 2003

**	Offset by decrease in medium prices and soft demand for medium

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Profit Improvement Initiatives

Selling, General and Administrative (SG&A) Expense

Reduction

♦	Company’s “bolt on” acquisition strategy of the 1990’s, Sarbanes-Oxley legislation as well as facility rationalization provides a significant opportunity to reduce SG&A costs (pro forma SG&A cost for 2002 was approximately $170 million*)

♦	“Thirty $30 million companies versus one $billion company”

♦	Internal benchmarking versus a universe of 20 papermakers indicates that Caraustar SG&A expense in 2002 was 16% of sales compared to 11% average for the group

♦	Management has a commitment to achieve a $20 million annual SG&A reduction (run rate) by May 2004; (assisted by Big Four advisors)

♦	Potential EPS impact of $.45 on an annual basis

*	Assumes that the Company’s acquisition of the Smurfit Industrial Packaging Group business had occurred on December 31, 2001. See Appendix for information regarding non-GAAP financial measures.

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Profit Improvement Initiatives

Procurement Leverage

♦	The Three “F’s”: Fiber, Freight, Fuel constitute a total Caraustar expenditure of approximately $60 million each, total of $180 million

♦	Historically, Caraustar has not leveraged its buying power:

♦	Company’s own recovered fiber group supplies only about 50% of the mill system’s fiber requirements—the balance is purchased independently by the mills

♦	The eight largest freight vendors constitute only $24 million of the total freight cost of $60 million—the balance is purchased on a fragmented local basis

♦	Opportunities exist to better manage fuel costs through consolidated risk management strategies

♦	Significant opportunity to improve gross profit margins through leveraged buying

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Working Capital and Liquidity

“Cash Is King”

♦	Management has a commitment to extract a minimum of $30 million from working capital to be achieved through inventory reduction, more aggressive accounts receivable collection and disbursements management

♦	Company has made significant progress since beginning of Q2 2003 (inception date) and expects to meet its goal by May 2004

	Apr-03	May-03	Jun-03	Jul-03	Aug-03
Working Capital	159	154	144	136	132
Cash	34	53	54	66	78

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Working Capital and Liquidity

Bank Revolver/Hedge Strategy

♦	New 3 year $75 million revolving credit facility secured primarily by accounts receivable and inventory closed June 24, 2003

♦	Pricing: LIBOR (currently 1.1%) plus 2.5% spread through 12/31/03 (Previous spread was 3.25%; pricing improves with Fixed Charge Coverage improvement)

♦	Unused Line Fee: 0.5% (previous was 1.25%)

♦	Minimal covenants

♦	In July, the company hedged $50 million of its fixed rate debt to floating rate at a current benefit of approximately 300 basis points; we expect to opportunistically move further toward a more balanced fixed/floating ratio

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Strategy / Outlook

♦	Caraustar is positioning itself to be successful regardless of external factors

♦	Near Term Agenda

♦	Execute SIPD integration – drive synergies

♦	Execute rationalizations of under-performing businesses

♦	Extract cash from working capital

♦	Reduce SG&A / back office costs – in conjunction with Sarbanes-Oxley control initiatives, streamline processes

♦	Real Estate Sales – Chicago, Camden, Chesapeake, Buffalo . . .

♦	Debt Reduction

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Appendix

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Preliminary Note Regarding Non-GAAP Financial Measures

This presentation includes the following financial measures: “EBITDA” (as defined by the Company’s senior credit facility), “EBITDA Margin,” and “pro forma SG&A cost for 2002.” These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company believes these measures provide useful information in evaluating the Company’s performance and its ability to comply with its debt covenants. The following tables include reconciliations of these non-GAAP financial measures with the most comparable GAAP measurement. Investors are strongly urged to review these reconciliations.

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Caraustar Industries, Inc. Calculations of Consolidated EarningsBefore Interest, Taxes,

Depreciation and Amortization (EBITDA) for the Six Months Ended June 30, 2002 and 2003

(In Thousands, Except Share Data)

	Six months Ended June 30, 2002	Six months Ended June 30, 2003
Net loss per common share as reported	$0.00	$(0.61)

Net loss as reported	$(82)	$(16,963)
Benefit from income taxes	$(132)	$(9,913)
Interest expense	$18,679	$21,581
Depreciation and amortization	$30,896	$14,924
Unconsolidated affiliates:
Less: Equity in income from unconsolidated affiliates	$(1,035)	$(1,464)
Plus: Cash distributions from unconsolidated affiliates	$2,955	$2,150
Noncash restructuring:
Camden and Chicago	$985	$0
Ashland	$0	$1,563
Buffalo	$0	$3,436
Write-off of deferred debt costs	$0	$1,812
Noncash disposal of property, plant and equipment	$326	$687

Adjusted EBITDA as reported to the banks	$52,592	$17,813

EBITDA Margin – Comparable GAAP Margin
Net Loss	$(82)	$(16,963)
Sales	$448,024	$499,745

Net Loss Margin	0.0%	-3.4%

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Caraustar Industries, Inc. calculation of Pro Forma Selling, General and Administrative

Expenses for the year ending December 31, 2002*

(in thousands)

2002 Caraustar SG&A (actual)	$150,131
Smurfit Acquisition	$10,500
Increased Pension Expense	$5,000
Increased Insurance Premiums	$3,000
Other Increased Expenses	$1,369

Pro Forma 2002 SG&A	$170,000

*	Pro Forma 2002 SG&A” has been prepared to reflect the Company’s acquisition of the Smurfit Industrial Package of Group business as if such acquisition had occurred on December 31, 2001. These pro forma results are not necessarily indicative of the results that would have occurred had such acquisition actually occurred on such date.

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